Exhibit 99.1

Q4 & FY16 Conference Call Supplemental Operating & Financial Data April 28, 2016

Forward Looking Statements Please note that this presentation will refer to a management analysis of company financial results that can be found at the end of the earnings release issued earlier today, April 28, 2016. This analysis summarizes certain information regarding results of operations presented on a non-GAAP basis. The Company cautions that these financial measures should be viewed in addition and not as an alternative to the Company’s complete consolidated financial statements and financial notes prepared in accordance with generally accepted accounting principles. A reconciliation of these non-GAAP measures to their most directly comparable GAAP measure is included in the earnings release. This presentation contains forward looking statements under the Private Securities Litigation Reform Act of 1995. The words expect, estimate, anticipate, plan, predict, believe, intend, and similar expressions and variations thereof are intended to identify forward looking statements. Such statements include comments regarding the intent, belief, or current expectations of the company with respect to, among other things, trends affecting the financial condition or results of operations of the Company; the business and growth strategies of the Company, including new store openings; the results of the Company’s operational and other initiatives, including pursuant to the Company’s profit improvement plans; the results of operations for future periods and potential uses of capital. These statements do not guarantee future performance and therefore, undue reliance should not be placed upon them. For a more detailed discussion of the factors that can cause actual results to differ materially from those projected in any forward-looking statements, the Company refers you to 99 Cents Only Store’s most recent 10-Q and 10-K filed with the SEC or posted on the Company’s website.

Immediate areas of emphasis Improve the customer shopping experience Creating a culture of safety Reduce shrink and manage scrap The 5 R’s: the Right product to the Right store at the Right time in the Right quantity with the Right inventory

Improve the customer Shopping experience Completed facility upgrades on all 25 San Diego area stores, including: New backroom coolers Additional produce fixtures Interior and exterior refreshes Floors and other repairs Implemented new allocation and delivery schedules ensuring top 300 re-orderable items are always in stock Implemented employee training programs focused engaging customers, produce handling and maintaining store cleanliness San Diego Market Refresh

Improve the customer Shopping experience (cont’d) San Diego bananas case study Challenge Elevated bananas scrap and lost sales from poor quality as a result of mishandling from both suppliers and employees Solution Partnered with a new third party produce distributor Upgraded product display fixtures Facilitated employee trainings on product handling and display Results Banana sales increased nearly 300% Also saw significant reductions in scrap

Reduce shrink and manage scrap Mark Champagne, Senior Vice President of Strategic Initiatives Most recently Chief Operating Officer at Fresh & Easy Former Tesco and Wal-Mart executive 20 years of retail experience spanning hypermarket, grocery, express / convenience Jason Kidd, Senior Vice President of Operations Most recently SVP Operations at Sam’s Club 18 years of retail experience Larry Carroll – Vice President of Asset Protection Most recently Director of Loss Prevention at BevMo! 25 years of retail experience Experienced Executive Steering Committee 3-store pilot to gather detailed SKU-level data on shrink by comprehensively measuring all product in-flows and outflows Implement store perpetual inventory system (Store Inventory Module, or “SIM”) to provide automated SKU data on shrink Target operational date of January 2017 On-boarded in-house loss prevention team Currently studying stores and warehouses to identify theft and physical loss issues Current Initiatives

The 5 r’s Total inventory of $197 million as of January 29, 2016 Down $70 million, or 26% compared to $266 million as of October 30, 2015 Discontinued FY15 practice of repacking and returning unsold seasonal merchandise to warehouse New approach focused on maximizing sell-through, including aggressive post-season promotional activities, to minimize supply chain inefficiencies and eliminate excess inventory Right Inventory Right Product Optimize investments in inventory between everyday reorderables and opportunistic buys Committed to 99 cents as the primary price point Continue to provide national branded products at great values Right Store, Right Time, Right Quantity Onboarded Steve Huesing, Vice President of Planning, Forecasting and Replenishment Previously Director of Planning and Inventory Management at Meijer 15 years of retail experience Streamlining transportation from 50 local and regional partners to 1 national supplier Focused on category inventory performance, aligning buying with sales plans, product allocation

Creating a culture of safety Our Goal Our Initiatives Initial Results Provide employees with the training and tools to work safely and avoid injuries while supporting customers and their shopping experience Dedicated leadership team to spearhead key safety initiatives Comprehensive store manager training, including “safety first” messaging and communication Engaged 3rd party risk management providers to proactively manage reported claims Ongoing store safety pilot in 16 stores to test safety initiatives 65-80% reduction in incident levels across stores participating in store safety pilot program

Q4 Financial Review

SALES BRIDGE-FY16 Q4 VS. FY15 Q4



Same-store sales impact of ~90 bps
Primarily driven by challenges associated with fresh and consumable categories
$22.4
$4.5
$512.6
$6.4
$5.2
$1.1
$517.8
Same-store sales impact of ~130 bps
($M)
FY15 Q4 Sales
New / Non-Comp Stores
Cannibalization
Seasonal Inventory Reduction
Remaining Declines in Comp Sales
Bargain Wholesale
FY16 Q4 Sales

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Gross Margin Bridge-FY16 Q4 vs. FY15 Q4 31.8% 0.7% 1.1% 1.0% 0.5% 1.0% 26.7% 0.8% FY15 Q4 Gross Margin Seasonal Inventory Reduction Higher Product Cost Inbound Expenses Shrink & Scrap Distribution & Transportation Other Misc. FY16 Q4 Gross Margin

ADJUSTED EBITDA BRIDGE-FY16 Q4 VS. FY15 Q4



$2.2
$34.6
Driven by ~100 bps increase in shrink and scrap
Driven by workers comp accrual adjustment of $6.6mm and new stores
$15.3
Higher product costs, inbound expenses and seasonal inventory reduction
$7.2
$2.5
$7.4
$0.3
$2.4
$1.7
($M)
FY15 Q4 EBITDA
Profit Dollars from Net Sales Increase
Change in Merchandise Margin
Shrink, Scrap & Misc. COGs
Distribution & Transportation
Store Labor
Store Occupancy
Corporate & Other Store Exp.
FY16 Q4 EBITDA

Note: Adjusted EBITDA excludes impact of non-cash, one-time and non-recurring items

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BALANCE SHEET ITEMS ($M) Balance as of Quarter Ended ($M) Apr-15 Jul-15 Oct-15 Jan-16 Inventory $302 $275 $266 $197 AP $146 $86 $99 $79 Revolver Borrowings $53 $107 $76 $48 Lower revolver borrowings and inventory balance in the fourth quarter reflect ongoing progress of disciplined inventory reduction initiatives – $20 $40 $60 $80 $100 $120 Apr-15 Jul-15 Oct-15 Jan-16 Borrowings Under Revolver

CAPITAL EXPENDITURES FY17 Guidance ($M) FY16 Low High New and Existing Stores $47.6 $20.0 $25.0 IT & Supply Chain Maintenance 18.4 15.0 15.0 Total Capex $66.0 $35.0 $40.0

Amendment and Extension of ABL Facility Successfully completed ten months ahead of maturity ABL Facility provides commitments of $160 million Extends the maturity date by five years to April 2021, with a springing maturity 90 days prior to the stated maturity date of the Company’s existing Term Loan and Senior Notes Facility was extended at competitive market terms

FY17 Outlook Positive same store sales for fiscal 2017 Expect to open 6 to 8 new stores throughout the year through a measured and disciplined approach to growth Capital expenditures in the range of $35 to $40 million Year-over-year increase in Adjusted EBITDA, particularly in the second half of fiscal 2017